Other Income (Expenses), Net (Details) - Schedule of other income expenses - USD ($)		6 Months Ended
		Mar. 31, 2023	Mar. 31, 2022
Schedule of other income expenses [Abstract]
Government subsidies	[1]	$ 479,152	$ 559,028
Other miscellaneous non-business income (loss)		20,830	56,559
Total other income (expenses), net		$ 499,982	$ 615,587

[1]	Government subsidies as the compensation for expenses or losses already incurred or for the purpose of giving immediate financial support to the Company with no future related cost are recognized in profit or loss in the period in which they become receivable. Government subsidies as the support for certain assets were recorded in deferred government subsidies and are amortized in the future periods. For six months ended March 31,2023 and 2022, the Company recorded government subsidies of $479,152 and $559,028 respectively.